Commitments and Contingencies (Notes)	12 Months Ended
Dec. 31, 2019
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
Commitments and Contingencies	Commitments and Contingencies
In addition to commitments disclosed elsewhere in the financial statements, the Corporation has other contractual commitments, either directly or through its interests in joint operations. Approximate future payments under these agreements are as follows:

	2020	2021	2022	2023	2024	2025 and thereafter	Total
Natural gas, transportation and other contracts	125	125	120	128	131	1,493	2,122
Transmission	9	5	4	3	—	—	21
Coal supply and mining agreements	147	16	16	16	8	14	217
Long-term service agreements	50	22	32	17	15	14	150
Operating leases	4	2	2	2	3	64	77
Growth	535	254	196	270	13	—	1,268
TransAlta Energy Transition Bill	6	6	6	6	—	—	24
Total	876	430	376	442	170	1,585	3,879

A. Natural Gas, Transportation and Other Contracts
Includes fixed price or volume natural gas purchase and transportation contracts. Other contracts relate to commitments for goods and services.
B. Transmission
The Corporation has several agreements to purchase transmission network capacity in the Pacific Northwest. Provided certain conditions for delivering the service are met, the Corporation is committed to the transmission at the supplier’s tariff rate whether it is awarded immediately or delivered in the future after additional facilities are constructed.
C. Coal Supply and Mining Agreements
Various coal supply and associated rail transport contracts are in place to provide coal for use in production at the Centralia coal plant. The coal supply agreements allow TransAlta to take delivery of coal at fixed volumes with dates extending to 2020.
Commitments related to mining agreements include the Corporation’s share of commitments for mining agreements related to its Sheerness joint operation, and certain other mining royalty agreements. Some of these commitments have been reduced due to the cessation of coal-fired emissions from the Sheerness coal-fired plant on or before Dec. 31, 2030.
D. Long-Term Service Agreements
TransAlta has various service agreements in place, primarily for inspections and repairs and maintenance that may be required on natural gas facilities, coal facilities and turbines at various wind facilities.
E. Operating Leases
Includes lease commitments not recognized under IFRS 16 and lease commitments that have not yet commenced, mainly related to buildings, vehicles and land.

Prior to the adoption of IFRS 16 (refer to Note 3(A)(I) for further details), operating lease expenses were recognized as incurred in the statement of earnings. During the year ended Dec. 31, 2018, $8 million (2017 - $7 million) was recognized as an expense in respect of operating leases. Sublease payments received during 2019, 2018 and 2017 were less than $1 million. No contingent rental payments were made in respect of operating leases.

F. Growth
Commitments for growth relate to the following projects: coal-to-gas conversions and repowering Sudance Unit 5, Kaybob cogeneration, Windrise, Windcharger and Skookumchuck and any final costs associated with the Big Level and Antrim projects. Refer to Note 4 for further details on these projects.

G. TransAlta Energy Transition Bill Commitments
As part of the TransAlta Energy Transition Bill signed into law in the State of Washington and the subsequent Memorandum of Agreement, we have committed to fund US$55 million in total over the remaining life of the Centralia coal plant to support economic and community development, promote energy efficiency and develop energy technologies related to the improvement of the environment. The MoA contains certain provisions for termination and in the event of the termination and certain circumstances, this funding or part thereof would no longer be required. As of Dec. 31, 2019, the Corporation has funded approximately US$37 million of the commitment, which is recognized in other assets in the Consolidated Statements of Financial Position.
H. Other
A significant portion of the Corporation’s electricity and thermal production are subject to PPAs and long-term contracts. The majority of these contracts include terms and conditions customary to the industry in which the Corporation operates. The nature of commitments related to these contracts includes: electricity and thermal capacity, availability, and production targets; reliability and other plant-specific performance measures; specified payments for deliveries during peak and off-peak time periods; specified prices per MWh; risk sharing of fuel costs; and retention of heat rate risk.
I. Contingencies
TransAlta is occasionally named as a party in various claims and legal and regulatory proceedings that arise during the normal course of its business. TransAlta reviews each of these claims, including the nature of the claim, the amount in dispute or claimed, and the availability of insurance coverage. There can be no assurance that any particular claim will be resolved in the Corporation’s favour or that such claims may not have a material adverse effect on TransAlta. Inquiries from regulatory bodies may also arise in the normal course of business, to which the Corporation responds as required.
I. Line Loss Rule Proceeding
The Corporation has been participating in a line loss rule proceeding before the Alberta Utilities Commission ("AUC"). The AUC determined that it has the ability to retroactively adjust line loss charges going back to 2006 and directed the AESO to recalculate loss factors for 2006 to 2016 and issue a single invoice charging or crediting market participants for the difference in losses charges. A more recent decision by the AUC determined the methodology to be used retroactively, which made it possible for the Corporation to estimate the total retroactive potential exposure faced by the Corporation for its non-PPA power generation. The single invoice for the historical adjustments was to be issued in April 2021, with cash settlement expected in June 2021. The current total estimate of exposure based on known data is approximately $12 million. However, the AESO recently requested the AUC approve a pay-as-you-go settlement, instead of issuing a single invoice. This form of settlement would permit the AESO to issue an invoice for each historical year as the line loss factors are recalculated, resulting in invoices being issued as early as April 2020 for settlement in June 2020, a year earlier than anticipated. The Corporation is challenging this request.

II. FMG Disputes
The Corporation is currently engaged in two disputes with FMG. The first dispute arose as a result of FMG’s attempted termination of the South Hedland PPA on the basis that the conditions to establishing commercial operation under the South Hedland PPA had not been met. TransAlta's view is that all conditions to establishing commercial operation under the terms of the South Hedland PPA had been satisfied in full. TransAlta initiated legal action against FMG, seeking payment of amounts invoiced and not paid under the South Hedland PPA, as well as a declaration that the PPA is valid and in force. FMG, on the other hand, seeks a declaration that the PPA was lawfully terminated. This matter is scheduled to proceed to trial beginning June 15, 2020.

The second dispute involves FMG’s claims against TransAlta related to the transfer of the Solomon facility to FMG. FMG claims certain amounts related to the condition of the facility while TransAlta claims certain outstanding costs that should be reimbursed. A trial date for this matter has not yet been scheduled but it will likely not occur until 2021.

III. Mangrove Claim
On April 23, 2019, Mangrove commenced an action in the Ontario Superior Court of Justice, naming the Corporation, the incumbent members of the Board on such date, and Brookfield BRP Holdings (Canada), as defendants. Mangrove is alleging, among other things, oppression by the Corporation and the named Directors and is seeking to set aside the 2019 Brookfield Investment. TransAlta believes the claim is wholly lacking in merit and is taking all steps to defend against the allegations. This matter is scheduled to proceed to trial beginning Sept. 14, 2020.

IV. Keephills 1 Superheater
Keephills Unit 1 was taken offline from Mar. 17, 2015 to May 17, 2015 as a result of a large leak in the secondary superheater. TransAlta claimed force majeure under the PPA. ENMAX Energy Corporation, the purchaser under the PPA at the time, did not dispute the force majeure but the Balancing Pool is attempting to do so, seeking to recover $12 million in capacity payment charges it paid to TransAlta while the unit was offline. TransAlta denied the Balancing Pool had the right to do so. The Alberta Court of Queen’s Bench confirmed that the Balancing Pool has a right under the PPA to commence an arbitration, independent of the PPA buyer. On Sept. 4, 2019, the Alberta Court of Appeal upheld the lower court’s decision. TransAlta sought permission to appeal the Alberta's Court of Appeal’s decision to the Supreme Court of Canada. The application was denied and the matter will now proceed to arbitration, with a hearing potentially sometime in 2020.

V. Sundance A Decommissioning
TransAlta filed an application with the AUC seeking payment from the Balancing Pool for TransAlta’s decommissioning costs for Sundance A, including its proportionate share of the mine. The Balancing Pool filed a statement of intent to participate as an intervener because it disagrees that, amongst other things, the mine decommissioning costs should be included. TransAlta anticipates it will receive payment from the Balancing Pool in 2020 for its decommissioning costs; however, the amount is uncertain.

VI. Hydro PPA Renewable Energy Credits
The Balancing Pool claims to be entitled to emissions performance credits ("EPCs"), valued at approximately $27 million, earned by the Hydro plants under the Carbon Competitiveness Incentive Regulation in 2018 and 2019. Refer to Note 2(A) and 2(F)(IV) for the accounting policies on these credits. The dispute is based on the ownership of the EPCs as a result of a change in law provision under the Hydro PPA and that TransAlta is benefiting from the purported change in law. TransAlta has not received any benefit from the EPCs and has not recognized any benefit from the EPCs within its financial statements. TransAlta believes that the Balancing Pool has no rights to these credits. The Corporation anticipates this dispute will be resolved by the end of 2021.
VII. Direct Assigned Capital Deferral Account ApplicationAltaLink Management Ltd. ("AltaLink") filed an application before the AUC to recover its 2016-2018 direct assigned capital deferral account for the Edmonton region 240 kV line upgrades project (the "Proceeding"). TransAlta is a secondary applicant in the Proceeding. Altalink and TransAlta seek to have their costs approved by the AUC as reasonable and prudent. The Enoch Cree Nation ("ECN") and the Consumers' Coalition of Alberta are registered participants in the Proceeding. Currently Altalink, ECN and TransAlta’s interests are closely aligned. TransAlta believes it has a reasonable chance of having its costs (estimated at about $21 million) approved.